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                                                           Exhibit 99.B(n)(1)(i)

                               AMENDED SCHEDULE A

                                     TO THE

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

                                       FOR

                              ING SERIES FUND, INC.

                                                                                     CLASSES OF SHARES
                                                                    ---------------------------------------------------
                                                                        A        B       C        I       O        R
------------------------------------------------------------------- --------- ------- -------- ------- ------- --------
ING 130/30 Fundamental Research Fund                                   /X/     /X/      /X/      /X/     N/A      N/A
ING Aeltus Money Market Fund                                           /X/     /X/      /X/      /X/     /X/      N/A
ING Balanced Fund                                                      /X/     /X/      /X/      /X/     /X/      N/A
ING Classic Index Plus Fund                                            /X/     N/A      N/A      N/A     N/A      N/A
ING Equity Income Fund                                                 /X/     /X/      /X/      /X/     /X/      N/A
ING Global Science and Technology Fund                                 /X/     /X/      /X/      /X/     /X/      N/A
ING Growth Fund                                                        /X/     /X/      /X/      /X/     /X/      N/A
ING Index Plus LargeCap Fund                                           /X/     /X/      /X/      /X/     /X/      /X/
ING Index Plus MidCap Fund                                             /X/     /X/      /X/      /X/     /X/      /X/
ING Index Plus SmallCap Fund                                           /X/     /X/      /X/      /X/     /X/      /X/
ING International Growth Fund                                          /X/     /X/      /X/      /X/     /X/      N/A
ING Small Company Fund                                                 /X/     /X/      /X/      /X/     /X/      N/A
ING Strategic Allocation Balanced Fund                                 /X/     /X/      /X/      /X/     /X/      N/A
ING Strategic Allocation Growth Fund                                   /X/     /X/      /X/      /X/     /X/      N/A
ING Strategic Allocation Income Fund                                   /X/     /X/      /X/      /X/     /X/      N/A


Effective Date:  April 11, 2006